                                                                    EXHIBIT 10.6

                                SECOND AMENDMENT
                           TO THE ESSEX BANCORP, INC.
                                STOCK OPTION PLAN

      WHEREAS, Essex Bancorp, Inc. (the "Corporation") has established the Essex Bancorp, Inc. Stock Option Plan (the "Plan") for the benefit of its executive employees and the executive employees of its subsidiaries; and

      WHEREAS, the Corporation's Board of Directors has reserved the right to amend the Plan at any time and from time to time, provided that any amendment which materially increases benefits under the Plan to participants is also approved by the shareholders of the Corporation.

      WHEREAS, on February 9, 1996 the Corporations' Board approved the Second Amendment to the Plan, changing the Plan's definition of a "Change in Control," contingent upon shareholder approval; and

      WHEREAS, shareholder approval of the Second Amendment to the Plan has now been obtained;

      NOW, THEREFORE, the Plan is hereby amended effective February 9, 1996 as follows:

      1. Section 1.13 of the Plan is amended to insert the following sentence at the end thereof:

            Additionally, a "Change in Control" shall mean any transfer after February 1, 1996, or series of transfers within a twelve month period commencing after February 1, 1996, to one or more entities other than the Corporation or a Subsidiary of fifty percent 50% or more of the assets (measured by book value) comprising the retail banking, mortgage lending or mortgage servicing business of the Corporation and its Subsidiaries.

      2. Except as provided above, the Plan shall continue in full force and effect.

      IN TESTIMONY WHEREOF, Essex Bancorp, Inc. has caused this Second Amendment to the Plan to be executed in its name by its President this 23rd day of May, 1996.

                                       ESSEX BANCORP, INC.



                                       By: /s/ Gene D. Ross
                                           ---------------------------------
                                           Its:  President & CEO